Exhibit 99.1

July 22 nd 2019

Peter Hoang President & Chief Executive Officer

Brandon G. Smaglo M.D., FACP Lead investigator and Assistant Professor of Oncology at Baylor College of Medicine



PHASE I/II TRIAL IN PANCREATIC ADENOCARCINOMA (TACTOPS)

July 22nd 2019

MARKER THERAPEUTICS

FORWARD LOOKING STATEMENT

Certain statements contained herein are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve risks and uncertainties. All statements other than statements relating to historical matters including statements to the effect that we "believe", "expect", "anticipate", "plan", "target", "intend" and similar expressions, including without limitation statements relating to long-term stability, Marker Therapeutics Inc.'s ("Marker" or the "Company") plan of operations and finances, and the potential for the Company's vaccines and proposed clinical trials, should be considered forward-looking statements. Our actual results could differ materially from those discussed in the forward-looking statements as a result of a number of important factors, including factors discussed under the heading "Risk Factors" in the Company's periodic reports on Form 10-Q and 10-K. No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, the fairness, accuracy or completeness of the information contained herein. Accordingly, none of the Company, or any of its principals, partners, subsidiaries or affiliates, or any of such person's board members, officers or employees accepts any liability whatsoever arising directly or indirectly from the use of this presentation. Certain information set forth herein includes estimates, projections and targets and involves significant elements of subjective judgment and analysis, which may or may not be correct. No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, projections or targets have been considered or stated or that such estimates, projections or targets will be realized. This presentation does not purport to contain all of the information that may be required to evaluate the Company and any recipient hereof should conduct its own independent analysis of the Company and the data and information contained herein. Any forward-looking statements are not guarantees of future performance and actual results may differ materially from estimates in the forward-looking statements. Unless otherwise stated, all information in this presentation is as of the date on the cover page of this presentation, and the Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

This presentation is being distributed for information purposes only and is not intended to, and does not, constitute an offer, invitation or solicitation for the sale or purchase

Peter Hoang

President & Chief Executive Officer

SURVIVAL RATES HAVE NOT BEEN MEANINGFULLY IMPROVED IN THE LAST 40 YEARS

Trends in 5-year relative survival rates, US, 1975-2013

%	All races		
	1975-77	1987-89	2007-13
All sites	49	55	69
Brain & other nervous system	23	29	35
Breast (female)	75	84	91
Colon & rectum	50	60	66
Colon	51	60	65
Rectum	48	58	69
Esophagus	5	9	21
Hodgkin lymphoma	72	79	88
Kidney & renal pelvis	50	57	75
Larynx	66	66	63
Leukemia	34	43	64
Liver & intrahepatic bile duct	3	5	19
Lung & bronchus	12	13	20
Melanoma of the skin	82	88	94
Myeloma	25	27	51
Non-Hodgkin lymphoma	47	51	73
Oral cavity & pharynx	53	54	68
Ovary	36	38	47
Pancreas	3	4	9
Prostate	68	83	99
Stomach	15	20	31
Testis	83	95	97
Thyroid	92	94	98
Urinary bladder	72	79	78
Uterine cervix	69	70	69
Uterine corpus	87	82	83

Source: American Cancer Society Fact & Figures 2018

PANCREATIC CANCER REMAINS DEADLY AT EVERY STAGE...

Five-year relative survival rates by stage at diagnosis, US, 2007-2013

	All stages	Local	Regional	Distant
Breast (female)	90	99	85	27
Colon & rectum	65	90	71	14
Colon	64	91	72	14
Rectum	67	88	70	15
Esophagus	19	43	23	5
Kidney	74	93	67	12
Larynx	61	77	45	34
Liver	18	31	11	3
Lung & bronchus	18	56	29	5
Melanoma of the skin	92	99	63	20
Oral cavity & pharynx	65	84	64	39
Ovary	47	93	73	29
Pancreas	8	32	12	3
Prostate	99	>99	>99	30
Stomach	31	67	31	5
Testis	95	99	96	73
Thyroid	98	>99	98	56
Urinary bladder	77	70	35	5
Uterine cervix	67	92	57	17
Uterine corpus	81	95	69	16

Source: American Cancer Society Facts & Figures 2018

...WHILE MORTALITY RATE REMAINS STAGNANT



Trends in Age-adjusted Cancer Death Rates, Males, US, 1930-2015
Rate per 100,000 male population
Lung & bronchus
Stomach
Colon & rectum
Prostate
Liver
Pancreas



Trends in Age-adjusted Cancer Death Rates, Females, US, 1930-2015
Rate per 100,000 female population
Lung & bronchus
Stomach
Colon & rectum
Uterus
Breast
Liver
Pancreas

Source: American Cancer Society Fact & Figures 2018

Brandon G. Smaglo M.D., FACP
Lead investigator and Assistant Professor of Oncology at Baylor College of Medicine

PANCREATIC CANCER: THERAPY REMAINS CHEMOTHERAPY

- Combination chemotherapy
  - Adjuvant: FOLFIRINOX or gemcitabine/capecitabine
  - Palliative: FOLFIRINOX or gemcitabine/nab-paclitaxel
- Side effects
  - Cumulative: fatigue, neuropathy, cytopenias
  - Repetitive: nausea, vomiting, diarrhea
  - Distressing: alopecia, cold-hypersensitivity

ACCORD-11: FOLFIRINOX GENERATES LONGEST OVERALL SURVIVAL BUT IS HIGHLY TOXIC

- All patients with metastatic pancreatic cancer
- FOLFIRINOX vs. gemcitabine
- FOLFIRINOX option for first line
- Median OS 11.1 months (vs. 6.8m) and ORR is 31.6% (vs. 9.4%)
- Median progression-free survival is 6.4 months

A. Overall Survival


Hazard ratio, 0.57 (95% CI, 0.45-0.73)
P<0.001 by stratified log-rank test
Probability (%)
100
75
50
25
0
FOLFIRINOX
Gemcitabine
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42
Months

No. at Risk

Gemcitabine	171	134	89	48	28	14	7	6	3	3	2	2	2	2	1
FOLFIRINOX	171	146	116	81	62	34	20	13	9	5	3	2	2	2	2

MPACT: GEM-ABRAXANE GENERATES SHORTER OVERALL SURVIVAL BUT IS BETTER TOLERATED

- All patients with metastatic pancreatic cancer
- Gemcitabine/nab-paclitaxel vs. gemcitabine
- Gemcitabine/nab-paclitaxel option for first line
- Median OS 8.5 months (vs. 6.7m) and ORR of 23% (vs. 7%)
- Median progression-free survival is 5.3 months



Events/n
Median, mo (95% CI)
75th Percentile
nab-P + Gem 380/431 8.7 (7.89 to 9.69) 14.8
Gem 394/430 6.6 (6.01 to 7.20) 11.1
HR=0.72
95% CI (0.62 to 0.83)
P<.001
Proportion of Survival
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45
Months

PHASE I/II PANCREATIC TRIAL (TACTOPS): 3 ARM STUDY

ARM	CANCER STATUS	ENROLLMENT CRITERIA	MULTITAA T CELLS	TREATED PATIENTS / TOTAL ENROLLMENT SLOTS
A	Advanced	Responding (SD or PR) to initial chemotherapy	Administered in conjunction with ongoing first line chemotherapy	10/15
B	Advanced	Failure of or intolerance to initial chemotherapy	Administered as second line monotherapy	6/15
C	Borderline Resectable	Effective neoadjuvant therapy	Administered in conjunction with ongoing adjuvant therapy	3/15

FIRST LINE THERAPY

ARM A: T CELLS AS FIRST LINE THERAPY + SOC CHEMOTHERAPY


Three months of 1st line chemotherapy regimen
RESPONDING
Continued same 1st line chemotherapy
+
Monthly T cells up to 6x
Observe to progression

- This arm was designed to evaluate the safety and potential efficacy of using MultiTAA cells as part of first-line treatment for patients with pancreatic cancer
- Eligible patients can have locally advanced unresectable or metastatic cancer
  - All evaluable patients in this arm have metastatic disease, except for patient #9 (patient #9 has locally advanced disease)
- First line chemotherapy can be FOLFIRINOX or gemcitabine/nab-paclitaxel
- Patients who respond to SOC chemotherapy generally do so in the first three months
  - MultiTAA therapy is initiated after 3 months to separate the responders likely to be driven by chemotherapy alone

PANCREATIC PHASE I/II TRIAL (TACTOPS)
ARM A HIGHLIGHTS

- 10 patients: 9 evaluable, 1 too early
- 3 confirmed objective responses (OR), out of 9 evaluable patients: 1 complete response (CR) and 2 partial responses (PR) after receiving MultiTAA cells
- 4 stable disease (SD): Notably, 2 patients within stable disease boundaries (+20%/-30%) saw reversal of tumor growth - tumors previously growing after chemotherapy alone showed shrinkage following administration of MultiTAA cells
- 1 mixed response: Some lesions increased and others decreased for a net zero change in size of tumor lesions
- Aggregate tumor volume shrinkage observed in 6 out of 8 evaluable patients with measured lesions after use of MultiTAA cells in combination with standard of care chemotherapy

ARM A: SUMMARY OF BEST OVERALL RESPONSE (RECIST)

Patient	Chemotherapy Given	Best RECIST response on T cell Therapy
1*	gemcitabine/nab-paclitaxel	Partial response
2	FOLFIRINOX	Mixed response
3	FOLFIRINOX	Partial response
4	FOLFIRINOX	Stable disease
5	gemcitabine/nab-paclitaxel	Progression of disease
6	gemcitabine/nab-paclitaxel	Stable disease
7	FOLFIRINOX	Complete response
8	gemcitabine/nab-paclitaxel	Stable disease
9	FOLFIRINOX	Stable disease

Responses confirmed and completed by independent radiologist

*Patient 1 was limited to 2 doses of T cells due to manufacturing limitations related to poor quality of initial blood draw

CLINICAL RESPONSE: PATIENT #1* - PARTIAL RESPONSE

Pre-Treatment


40.4mm

After T Cell Treatment (2m)

>30% reduction of index lesion


27.4mm
26.7mm

Targeted antigens


150
100
50
0
SFC/2x10^5
Baseline
(after chemo alone)
Peak post
SURVIVIN
NY-ESO-1
MAGE-A4
SSX2
PRAME

- Patient had very few T cells specific to MultiTAA targeted or non-targeted antigens at baseline
- Post infusion, MultiTAA T cell response is amplified

Non-targeted antigens


150
100
50
0
SFC/2xSFC/2x10^5 10^5
Baseline
(after chemo alone)
Peak post
WT1
AFP
MART-1
MAGE-C1
MAGE-A3
MAGE-2B
MAGE-A1

- Significiant epitope spreading occured to multiple non-targeted antigens post-infusion

*Patient 1 was limited to 2 doses of T cells due to manufacturing limitations related to poor quality of initial blood draw

CLINICAL RESPONSE: PATIENT #3 - PARTIAL RESPONSE

Pre-Treatment



47.3mm
30.2mm

After T Cell Treatment (6m)

>40% reduction of index lesion



32.0mm
23mm

Targeted antigens



120
90
60
30
0
SFC/2x10^5
Baseline
(after chemo alone)
Peak post
SURVIVIN
NY-ESO-1
MAGE-A4
SSX2
PRAME

Non-targeted antigens



500
400
300
200
100
0
SFC/2x10^5
Baseline
(after chemo alone)
Peak post
WT1
AFP
MART-1
MAGE-C1
MAGE-A3
MAGE-2B
MAGE-A1

- Patient had a significant population of PRAME-specific cells at baseline, which may reflect tumor volume decrease prior to infusion of MultiTAA cells
- Significant expansion of T cells against targeted antigens occured after infusion

- Consistent with other high baseline patients in prior MultiTAA trials, we observed significant broadening of antigen spreading

CLINICAL RESPONSE: PATIENT #7 - COMPLETE RESPONSE

Pre-Treatment


14.4mm
13.0mm

After T Cell Treatment (6m)



Targeted antigens


200
150
100
50
0
SFC/2x10^5
Baseline
(after chemo alone)
Peak post
SURVIVIN
NY-ESO-1
MAGE-A4
SSX2
PRAME

- Prior to infusion, patient had virtually no detectable T cells specific for targeted antigens
- Significant expansion of MultiTAA cells primarily directed to targeted antigens

Non-targeted antigens


500
400
300
200
100
0
SFC/2x10^5
Baseline
(after chemo alone)
Peak post
WT1
AFP
MART-1
MAGE-C1
MAGE-A3
MAGE-2B
MAGE-A1

- Virtually no T cells were detected specific to the queried non-targeted antigens
- Significiant epitope spreading occured to multiple non-targeted antigens post-infusion

SUMMARY OF AGGREGATE MEASURABLE TUMOR
ARM A PATIENTS


Chemo-only
Chemo + MultiTAA cells
Tumor Size* (cm)
0
1
2
3
4
5
6
7
8
TOO EARLY
SD
PR
SD
PR
MR
SD
PD
SD
CR
Baseline (Month 0)
Three Months ChemoTx (Month 3)
Three T Cell Infusions (Month 6)
Six T Cell Infusions (Month 9)
Three Months Post T Cells (Month 12)
Six Months Post T Cells (Month 15)
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5
Patient 6
Patient 7
Patient 8
Patient 9
Patient 10

*Measurement represents sum of all lesions

Prior patient experience

- Responses to chemotherapy typically occur in the first 3 months
- Therapeutic responses, to the extent seen, generally taper off or plateau after 3 months
- Once a tumor lesion begins to increase in size, ongoing chemotherapy is unlikely to slow or reverse progression

Unusual findings

- Three late objective responses (at 5 - 9 months)
- Two patients saw reversal of tumor lesion growth after administration of T cells
- Several patients experienced sustained or accelerated clinical benefit outside of the period where a response to chemotherapy would be expected (0-3 months)

PANCREATIC CLINICAL TRIAL OUTCOMES

Arm A: T cells + effective chemotherapy


Months
ID
Chemotherapy Given
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Best Overall Response to T Cell Therapy
Median PFS
Median OS
2
FOLFIRINOX
MR (6mo)
3
FOLFIRINOX
PR (14mo)
4
FOLFIRINOX
SD (13mo)
7
FOLFIRINOX
CR (11mo)
9
FOLFIRINOX
SD (6mo)
10
FOLFIRINOX
Too early
Median PFS
Median OS
1
Gemcitabine/ nab-paclitaxel
PR (14mo)
5
Gemcitabine/ nab-paclitaxel
PD (5mo)
6
Gemcitabine/ nab-paclitaxel
SD (11mo)
8
Gemcitabine/ nab-paclitaxel
SD (6mo)
Complete Response
Partial Response
Stable Disease
Progressive Disease
Early
Died

Over half of the evaluable patients have met or exceeded their median survival expectation based on their respective chemotherapies; however, 7 of 9 remain patients alive

ARM B: T CELLS AS SECOND LINE THERAPY


Three months of 1st line chemotherapy regimen
Inneffective or Intolerable
Monthly T cells up to 6x
Observe to progression

- Arm B explores the use of MultiTAA cells as a second line therapy for patients who fail first line chemotherapy:
  - Patients progressing after chemotherapy
  - Patients become intolerant to chemotherapy
- Patients who fail SOC are expected to progress rapidly and have an exceedingly short mOS, approximately 3 months
- MultiTAA cells are given as a monotherapy to these patients

PANCREATIC PHASE I/II TRIAL (TACTOPS)
ARM B HIGHLIGHTS

- 6 patients treated and evaluable
- 3 out of 6 patients achieved clinical disease stabilization, which can be considered medically significant in this setting
  - Results in this setting generally have a median overall survival of approximately 3 months
  - Notably, 2 patients who previously had progressive disease experienced clinical stabilization for 1-2 months after receiving MultiTAA cells as a monotherapy
    - Alleviation of prior symptoms and lack of toxicity (particularly compared to other therapies) delivered significant benefit for patients' quality of life factors, in addition to extending time to disease progression
  - The third stable disease patient has maintained SD for 7 months (ongoing) with MultiTAA cells alone

ARM B: SUMMARY OF BEST OVERALL RESPONSE (RECIST)

Patient	Best RECIST response on T cell therapy	Best clinical assessment
1	Progression of disease	**Clinically stable**
2	Stable disease	**Clinically well; off of any therapy**
3	(Not assessed)	Clinical decline
4	(Not assessed)	Clinical decline
5	Progression of disease	**Clinically stable**
6	Progression of disease	Clinical decline

TACTOPS
TUMOR MEASUREMENT: ARM B PATIENTS


Chemo-only
MultiTAA cells only
20
18
16
14
12
10
8
6
4
2
0
Tumor Size* (cm)
Pretrial Assessment on Chemotherapy
Initial Cell Administration (Baseline)
First Reassessment
Second Reassessment
Patient 1
Patient 2
Patient 3 †
Patient 4
Patient 5
Patient 6

*Measurement represents sum of all lesions

† Patient 3 progressed before tumor measurements could be taken

CLINICAL RESPONSE: PATIENT #2 - STABLE DISEASE

Pre-Treatment


16.8mm
16.9mm

After T Cell Treatment (6m)


16.8mm
16.3mm


Targeted antigens
SFC/2x10^5
120
90
60
30
0
Baseline
Peak post
SURVIVIN
NY-ESO-1
MAGEA4
SSX2
PRAME

- Patient had a significant expansion of T cells specific to targeted antigens after infusion, versus very low numbers prior to MultiTAA therapy


Non-targeted antigens
SFC/2x10^5
200
150
100
50
0
Baseline
Peak post
WT1
AFP
MART-1
MAGE-C1
MAGE-A3
MAGE-2B
MAGE-A1

- Virtually no T cells were detected specific to the queried non-targeted antigens prior to infusion
- Significant epitope spreading to multiple non-targeted antigens post infusion

PANCREATIC CLINICAL TRIAL OUTCOMES

Arm B: T cells as second line therapy

ID	Reason for Enrollment	Best Overall Response to T Cell Therapy
1	Progression on chemotx (G) Chemotherapy intolerance	PD (3mo)
2	Progression on chemotx (F)	SD (7mo)
3	Progression on chemotx (GA)	PD (3mo)
4	Chemotherapy intolerance (F)	SD (1mo)
5	Chemotherapy intolerance (GA)	Clinically stable (2mo)
6	Progression on chemotx (F)	Clinically stable (2mo)


Months
0
1
2
3
4
5
6
7

Complete Response · Partial Response · Stable Disease · Progressive Disease · Early · Died

ARM C: SURGICAL ADJUVANT THERAPY


Neoadjuvant Therapy
+
One preoperative T cell infusion
Surgery
Adjuvant Therapy
+
Up to give five additional T cell infusions

- Patients with surgically resectable disease are eligible for Arm C
  - One dose of MultiTAA cells prior to surgery
  - Resected tumor is analyzed for T cells
- Arm C is intended to primarily assess T cell infiltration and expansion
- Patients receive up to 5 additional doses of MultiTAA cells after surgery

CLINICAL RESPONSE: T CELL INFILTRATION, EXPANSION AND EPITOPE SPREADING


Targeted antigens
600
500
400
300
200
100
0
SFC/2x10^5
Baseline
Peak post
SURVIVIN
NY-ESO-1
MAGE-A4
SSX2
PRAME
Non-targeted antigens
800
600
400
200
0
SFC/2x10^5
Baseline
Peak post
WT1
AFP
MART-1
MAGE-C1
MAGE-A3
MAGE-2B
MAGE-A1

- Low baseline T cell count prior to infusion
- Post infusion, MultiTAA T cell response is amplified for targeted antigens, particularly for PRAME, MAGE-A4 and NY-ESO-1
- Significant epitope spreading to multiple non-target antigens


T cell infiltration at tumor
(Presurgical biopsy, post-single T cell infusion)
2%
CD3+
34%
60.3%
CD8+
CD4+

- Post single T cell infusion, patient was found to have moderate T cell infiltration (both CD4 & CD8)

PANCREATIC CLINICAL TRIAL OUTCOMES

Arm C: Surgical adjuvant therapy


Months
ID
0
1
2
3
4
5
6
7
Best Overall Response to T Cell Therapy
1
SD (6mo)
2
PD (4mo)
3
SD (5mo)
Stable Disease
Progressive Disease



Question and Answer Session



APPENDIX

PROFILE OF MULTITAA-T CELLS



120
100
80
60
40
20
0
% expression
CD3
CD4
CD8
CD3-
HLADR+
CD83+
CD3-
CD56+
CD16+
Tcm
Tem

Phenotype



50%
40%
30%
20%
10%
0%
-10%
% Specific lysis
E:T 20:1

Safety

MULTITAA T CELL SPECIFICITY



Specificity
160
140
120
100
80
60
40
20
0
SFC/2x10^5
Targeted antigens
Control
No pepmix
SURVIVIN
NY-ESO-1
MAGE-A4
SSX2
PRAME